CONSECO FUND GROUP

                         SUPPLEMENT DATED JULY 23, 2001
                                TO THE PROSPECTUS
                   DATED MAY 1, 2001 AND REVISED JULY 2, 2001
                 AND TO THE STATEMENT OF ADDITIONAL INFORMATION
          DATED MAY 1, 2001 AND REVISED JULY 2, 2001 AND JULY 12, 2001


THE FOLLOWING PARAGRAPH IS INSERTED AT THE END OF THE SECTION CAPTIONED "SHARE CLASS SALES CHARGES - CLASS C SHARES" ON PAGE 31 OF THE PROSPECTUS:

         You may be able to reduce the initial sales charge on your purchase of Class C shares if:

>> You purchase through certain external organizations that have entered into a service agreement with the Fund or an affiliate; or

>> You purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds. Check with your broker-dealer to see if you qualify for this waiver.


THE FOLLOWING SECTION IS INSERTED IN THE SECTION CAPTIONED "REDUCTIONS AND WAIVERS OF SALES CHARGES - WAIVERS OF INITIAL SALES CHARGE FOR CLASS C" ON PAGE 71 OF THE STATEMENT OF ADDITIONAL INFORMATION:

         Class C shares may be offered without an initial sales charge to :

>> An investor who buys through a broker-dealer's omnibus account. However, a CDSC may apply if the shares are sold within 24 months of purchase.